UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01 Entry into Material Definitive Agreement.
As previously disclosed on a Current Report on Form 8-K filed by Altisource Portfolio Solutions S.A. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on February 4, 2025, the board of directors of the Company (the “Board”) previously declared a proposed issuance under Luxembourg law under the authorized share capital mechanism, which is more commonly referred to as a distribution in the United States (the “Warrant Distribution”), of transferable Warrants (as defined below) to holders (collectively, the “Stakeholders”) of the following Company securities: (i) shares of common stock (the “Common Stock”), (ii) restricted share units (“RSUs”), and (iii) the Company’s warrants to purchase shares of common stock at an exercise price of $0.01 per share (“Penny Warrants”), in each case, as of 5:00 p.m., New York City time, on February 14, 2025 (the “Distribution Record Date”). The Warrant Distribution was contingent upon, among other things, approval by the Company’s shareholders of the proposals set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on January 3, 2025 and the consummation of the transactions contemplated by the previously disclosed Transaction Support Agreement (such conditions, collectively, the “Distribution Conditions”). As the Distribution Conditions have been satisfied, the Company is proceeding with the Warrant Distribution.
The Warrants are being issued by the Company pursuant to the terms of the Warrant Agent Agreement, dated as of March 31, 2025, between the Company and Equiniti Trust Company, LLC, as warrant agent (the “Warrant Agent Agreement”).
The Warrant Distribution will include two types of warrants:
•warrants to purchase shares of Common Stock requiring cash settlement through the cash payment to the Company of the exercise price (the “Cash Exercise Stakeholder Warrants”); and
•warrants to purchase shares of Common Stock exercisable on a cashless basis (the “Net Settle Stakeholder Warrants”, and together with the Cash Exercise Stakeholder Warrants, the “Warrants” and each a “Warrant”).
Pursuant to the Warrant Distribution, each Stakeholder will receive:
•one Cash Exercise Stakeholder Warrant to purchase 1.625 shares of Common Stock for each (a) share of Common Stock held as of the Distribution Record Date, (b) RSU held as of the Distribution Record Date and (c) share of Common Stock that could be acquired upon exercise of Penny Warrants held as of the Distribution Record Date; and
•one Net Settle Stakeholder Warrant to purchase 1.625 shares of Common Stock for each (a) share of Common Stock held as of the Distribution Record Date, (b) RSU held as of the Distribution Record Date and (c) share of Common Stock that could be acquired upon exercise of Penny Warrants held as of the Distribution Record Date.
Each Warrant entitles the holder thereof to purchase from the Company 1.625 shares, subject to certain adjustments, of Common Stock at an Exercise Price of $1.95 per Warrant (initially equal to $1.20 per share of Common Stock). The Warrants may be exercised beginning on the later of (i) July 2, 2025 and (ii) the first date on which the VWAP (as defined in the Warrant Agent Agreement) of the common stock equals or exceeds the Implied Per Share Exercise Price (as such term is defined in the Warrant Agent Agreement) of the Warrants, which is initially $1.20, for a period of fifteen consecutive Trading Days (as such term is defined in the Warrant Agent Agreement). Upon, the exercise of the Warrants, the Company will not issue fractional shares of Common Stock or pay cash in lieu thereof. If a holder of Warrants (a “Holder”) would otherwise be entitled to receive fractional shares of Common Stock upon exercise of Warrants, the Company will first aggregate the total number of shares Common Stock the Holder would receive upon exercise of the Cash Exercise Stakeholder Warrants or the Net Settle Stakeholder Warrants, as applicable, and then round down the total number of shares of Common Stock to be issued to the Holder the nearest whole number.
The Cash Exercise Stakeholder Warrants, if not previously exercised or terminated, will expire on April 2, 2029. The Net Settle Stakeholder Warrants, if not previously exercised or terminated, will expire on April 30, 2032.
The Warrants are subject to certain anti-dilution adjustments, including for stock dividends, splits, subdivisions, reclassifications, combinations, rights issues, spin-offs, consolidations, reclassifications, combinations, cash dividends or distributions.
The Company has applied to list the Cash Exercise Stakeholder Warrants and the Net Settle Stakeholder Warrants on the Nasdaq Global Select Market under the symbols, ASPSZ and ASPSW, respectively. No assurance can be provided that such applications will be approved.

The foregoing description of the Warrants and the Warrant Agent Agreement (including the forms of Warrants attached thereto) is only a summary and is qualified in its entirety by reference to the Warrant Agent Agreement, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.
No Offer or Solicitation
This communication does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States or any other jurisdiction. No offer of securities shall be made absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.
Forward-Looking Statements
This communication contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, future events or our future performance or financial condition, including without limitation, statements relating to the issuance of the Warrants, the Distribution Date and the listing of the Warrants on the Nasdaq Global Select Market. These statements may be identified by words such as “will,” “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to, the risks discussed in Item 1A of Part I “Risk Factors” in our Form 10-K filed with the SEC on March 31, 2025, as updated by the information in Item 1A. of Part II “Risk Factors” in our subsequently filed quarterly reports on Form 10-Q filings. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this report. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward looking statements are subject include, but are not limited to, risks related to customer concentration, the timing of the anticipated increase in default related referrals following the expiration of foreclosure and eviction moratoriums and forbearance programs, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our debt agreements, including the financial and other covenants contained therein, as well as Altisource’s ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies. The financial projections and scenarios contained in this communication are expressly qualified as forward-looking statements and, as with other forward-looking statements, should not be unduly relied upon. We undertake no obligation to update these statements, scenarios and projections as a result of a change in circumstances, new information or future events, except as required by law.
Item 7.01 Regulation FD Disclosure.
On March 31, 2025, the Company issued a press release announcing the Warrant Distribution. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1	Warrant Agent Agreement (including forms of Warrants), dated March 31, 2025, between the Company and Equiniti Trust Company, LLC, as Warrant Agent

99.1	Press release issued by Altisource Portfolio Solutions S.A. dated March 31, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2025

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer